LOAN AND SECURITY AGREEMENT NO. 7622

          LOAN AND SECURITY AGREEMENT dated as of March 31, 1999 among PHOENIXCOR, INC., a Delaware corporation with its principal place of business at 65 Water Street, South Norwalk, CT 06854 (referred to herein as "Lender"); CHANCELLOR CORPORATION, a Massachusetts corporation with its principal place of business at 210 South Street, 10th Floor, Boston, MA 02111 (referred to herein as "Borrower"); and CHANCELLOR FLEET CORPORATION, a Massachusetts corporation with its principal place of business at 210 South Street, 10th Floor, Boston, MA 02111 (referred to herein both individually and as Trustee of the Trusts defined below as "Debtor").

                                FACTUAL RECITALS

          A. Borrower has requested that Lender advance to Borrower the Loan defined below to, among other things, permit Borrower to acquire the sole beneficial interest in the Trusts defined below.

          B. Lender has agreed to extend the loan upon the terms and conditions set forth in this Agreement. including but not limited to the grant of a first priority perfected security interest in the Equipment and the Leases defined below.

          NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. To the extent not otherwise specifically defined in this Agreement, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings assigned or referred to them in the UCC. The following terms shall have the following meanings:

          "AFFILIATE" shall mean, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity; for the purposes hereof "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise.

          "AGREEMENT" shall mean this Loan and Security Agreement, as amended or modified from time to time.

          "ATTORNEYS' FEES AND EXPENSES" shall mean all reasonable attorneys' fees and legal costs and expenses (including, without limitation, those fees, costs and expenses incurred in connection with bankruptcy proceedings, including Relief from Stay Motions, Cash Collateral Motions and disputes concerning any proposed disclosure statement and/or bankruptcy plan).

     "COLLATERAL"  shall  have  the  meaning  specified  in  Section  3.

          "BANK"  shall  have  the  meaning  defined  in  Section  4.

          "CUSTOMER"  shall  mean  Borrower  and  Debtor  jointly and severally.

          "DEFAULT" shall have the meaning ascribed to such term in Section 8 of this Agreement.

          "EQUIPMENT" shall mean the items or units of personal property set forth as Exhibit A attached hereto, wherever the same may be located, including all present and future additions, attachments, accessions and accessories thereto and all replacements, substitutions and a right to use license for any software related to any of the foregoing and proceeds thereof, including all proceeds of insurance thereon.

          "EVENT  OF  DEFAULT"  shall  have the meaning ascribed to such term in
Section  8  of  this  Agreement.

          "INTEREST  RATE"  shall  have  the  meaning  defined  in  Section  2.

          "LEASE" means any of the leases described in Exhibit B attached hereto between a Lessee as lessee and Debtor as lessor (either individually or as Trustee of the Trust which is the owner/lessor of such Lease) and all extensions and amendments thereto, and "LEASES" means the Leases collectively.

          "LEASE  DOCUMENTS"  shall  have  the  meaning defined in Section 3(b).

          "LESSEE" means any lessee of Equipment pursuant to a Lease and "LESSEES" means the Lessees collectively.

          "LOAN"  shall  have  the  meaning  defined  in  Section  2.

          "LOCKBOX"  shall  have  the  meaning  defined  in  Section  4.

          "NOTE" shall mean the Promissory Note of Borrower in favor of Lender evidencing Borrower's obligations to Lender with respect to the Loan.

          "OBLIGATIONS" shall mean the Loan repayment and all other liabilities, absolute or contingent, joint, several or independent, of Customer or any Affiliate of Customer now or hereafter existing, due or to become due to, or held or to be held by, Lender for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced, including, without limitation, this Agreement, and all interest, taxes, fees, charges, expenses and Attorneys' Fees and Expenses chargeable to Customer or incurred by Lender under this Agreement, or any other document or instrument delivered in connection herewith.

          "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, association, trust, or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "SECURITY DEPOSIT" shall mean the sum of $300,000.00 which Lender shall hold back from the Loan proceeds to secure repayment of the Loan and the other Obligations.

          "TRUSTS" shall mean the trusts established under the Trust Agreements described on Exhibit C attached hereto between First Union Commercial Corporation as grantor and Debtor in its individual capacity and as Trustee, together with all exhibits thereto, and any other document or instrument delivered in connection therewith.

          "UCC"  shall  mean the Uniform Commercial Code as enacted in the State
of  Connecticut.          2.     THE  LOAN  AND  LOAN  REPAYMENT;  LATE CHARGES;
DISBURSEMENT OF LOAN; PARTIAL PREPAYMENT. (a) As requested by Borrower, Lender agrees to lend to Borrower the sum of $2,500,000.00 (the "Loan"). Borrower agrees to repay the Loan in twenty-four (24) equal successive monthly installments of principal each in the amount of $104,167.00 commencing May 1, 1999. Each principal installment shall be accompanied by the payment of accrued interest on the unpaid principal balance calculated at the Interest Rate defined below. As used herein, "Interest Rate" shall mean the per annum interest rate equal to 3.75% plus the average of the one (1) and two (2) month London InterBank Offered Rates (British Bankers Association Interest Settlement Rates) quoted in U.S. Dollars on a daily basis (rounded upward to two decimal places) as published by the Dow Jones Telerate Access Service, page 3750, or any successor or similar publishing service selected by Lender. The interest due with a principal payment shall be the interest accrued on the unpaid principal balance of the Loan for the number of days elapsed in the month preceding the due date of the payment at the average Interest Rate in effect during the second full month preceding the due date of the payment.

          (b) If any payment of principal or interest or other amount payable hereunder shall not be paid within 10 days of the date when due, Borrower shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Borrower shall pay overdue interest on any delinquent payment or other amounts due under this Agreement (by reason of acceleration or otherwise) from the due date until paid at the rate of one and one-half percent (1.5%) per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lender shall be made to Lender in immediately available funds at the address shown above, or at such other place as Lender shall specify in writing.

     (c) Borrower hereby authorizes Lender to disburse the proceeds of the Loan as follows:

     (I)    $1,764,704.84      to:  First  Union  Commercial  Corporation

     (II)        300,000.00      to:  Lender  to  establish the Security Deposit

     (III)        435,295.16      to:  Borrower
               -------------

     $2,500,000.00     TOTAL  PROCEEDS

          (d) Anything in this Agreement to the contrary notwithstanding, Debtor shall have the right to sell items of Equipment which are no longer subject to a Lease. The sale price of any such Equipment shall be subject to Lender's prior written approval, provided however, such approval shall be automatic if the price is at least 85% of the estimated residual value for such item set forth on Exhibit A attached hereto. All proceeds of sale shall be paid to Lender and applied to the unpaid Loan as partial prepayments of principal (in inverse order) without penalty up to $1,034,000.00 provided that in all events the Loan may not be paid in full until Lender has received at least thirteen (13) monthly payments. All proceeds of sales in excess of $1,034,000.00 shall be retained by Debtor provided (i) no Event of Default exists hereunder and (ii) the ratio of the orderly liquidation value of the remaining unsold Equipment to the remaining unpaid Loan is equal to or greater than 1.0 to 1.0 as determined by Lender, provided that the $300,000.00 Security Deposit shall be added to the value of the unsold Equipment to arrive at the ratio. Upon receipt or proper application of the proceeds of sale of an item of Equipment, Lender shall release its security interest in such item.

          3. SECURITY INTEREST. As security for the due and punctual payment of any and all of the present and future Obligations of Customer to Lender, Debtor hereby grants to Lender a security interest in all of Debtor's right, title and interest in and to the following property (collectively referred to herein as the "Collateral"):

          (a) The Leases, including but not limited to all sums due or to become due under the Leases commencing with the payments due April 1, 1999.

          (b) All contracts of guaranty or surety, vendor or manufacturer agreements and all other instruments and documents entered into in connection with the Leases (all of the foregoing, together with the Leases being collectively referred to herein as the "Lease Documents").

          (c) All Equipment and other property leased under or securing the Leases and all other collateral described in the Lease Documents as security for the payment and performance of Lessees' obligations under the Leases and any licenses, trademarks or other tangible or intangible property ancillary to the Equipment.

          (d) All products, proceeds, rents and profits of the foregoing, including proceeds in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

          Debtor hereby collaterally assigns to Lender all of its rights and remedies but none of its obligations under the Lease Documents as further security for the payment of the Obligations.

          4. SERVICING AND LOCKBOX. (a) Notwithstanding the collateral assignment and/or grant of a security interest by Debtor in the Leases and the Equipment, Lender hereby appoints Debtor as Lender's agent for the limited purpose of servicing the Leases until Lender terminates the agency pursuant to the provisions herein. Debtor shall administer the Leases in accordance with all applicable laws and with its customary business practices in good faith and will exercise that degree of ordinary care as to the Leases which Debtor exercises in the conduct and management of similar transactions held for its own account as the sole transaction between Debtor and a lessee. Debtor shall receive no compensation for its activities as Lender's agent. Debtor shall invoice Lessees and direct that Lessees remit payments due with respect to the Leases to a post office box controlled by a bank acceptable to Lender (the "Bank") and all payments shall be deposited into a bank account for the benefit of Lender (said post office box and the bank account are collectively referred to herein as the "Lockbox"). Debtor and the Bank shall enter into such agreements with respect to the Lockbox as Lender requires so that Lender shall control the distributions from the Lockbox and receive such reports as Lender requires and satisfy all other requirements of Lender with respect thereto. Debtor may, with Lender's prior written consent, delegate to Borrower its responsibilities hereunder with respect to servicing and the Lockbox. To the extent of their respective interests therein, Debtor and Borrower hereby grant to Lender a security interest in the Lockbox as security for the payment and performance of all Obligations.

          (b) Debtor shall bill, collect and remit any sales/use and personal property taxes owing with respect to the Lease and the Equipment and file or cause Lessee to file all required tax returns relating thereto.

          (c) Debtor agrees to give Lender prompt written notice of any event of default under the Leases.

          (d) Lender shall have the right, through employees, agents or counsel to examine all documents and information relating to the Leases and Debtor's servicing thereof contained in Debtor's file during normal business hours at the office of Debtor.

          (e) Customer shall have no authority to modify or negotiate with respect to the Leases, including but not limited to any of the following: (i) make or consent to any alteration of any of the material terms of any of the Leases; (ii) make or consent to any release, substitution or exchange of any Equipment or any release or substitution of Lessee's or any guarantor's obligations under the Leases; (iii) accelerate or extend the maturity of the Leases; or (iv) waive any material claim against any Lessee.

          5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower and Debtor hereby jointly and severally represent and warrant to and covenant with Lender that, as of the date hereof and for so long as any Obligations shall remain outstanding:

          (a) Customer is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification;

          (b) Debtor has the power and authority to own the Collateral and each of Borrower and Debtor has the power to enter into and perform this Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations;

          (c) Customer's chief executive office is located at the address set forth above;

          (d) Customer does not utilize, and has not in the last five years utilized, any trade names in the conduct of its business except as set forth on
Schedule  1  hereto;

          (e) Customer has not changed its name, been the surviving entity in a merger, acquired any business or changed the location of its chief executive office within the previous five years, except as set forth on Schedule 2 hereto;

          (f) Neither the execution, delivery or performance by Customer of this Agreement nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in any lien upon any property, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which Customer is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of its Certificate of Incorporation or By-Laws, or other governance documents;

          (g) This Agreement, the Note and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and this Agreement, the Note and such other documents and instruments constitute valid and legally binding obligations of the respective Customer and are enforceable against Customer in accordance with their respective terms;

          (h) No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize or required in connection with (i) the grant by Customer of the security interest in connection with this Agreement, (ii) the execution, delivery and performance of this Agreement, (iii) the legality, validity, binding effect or enforceability of this Agreement or (iv) the perfection or maintenance of the aforementioned lien and security interest;

          (i) Customer has filed all federal, state and local tax returns and other reports it is required to file, has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges, and shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment and, upon request by Lender, Customer will submit to Lender proof satisfactory to Lender that such payments and/or deposits have been made;

          (j) There are no pending or threatened actions or proceedings before any court or administrative agency, an unfavorable resolution of which could have a material adverse effect on Customer's financial condition or operations;

          (k) No representation, warranty or statement by Customer contained in this Agreement or in any certificate or other document furnished or to be furnished by Customer pursuant to this Agreement contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading;

          (l) All financial statements delivered and to be delivered by Customer to Lender in connection with the execution and delivery of this Agreement are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles, and at all times since the date of the most recent financial statements, there has been no material change in Customer's financial affairs or business operations. Customer shall furnish
Lender: (i) within 90 days after the last day of each fiscal year of Customer, a financial statement including a balance sheet, income statement, statement of retained earnings and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied with a report signed by an independent certified public accountant satisfactory to Lender;
(ii) upon the request of Lender, within 45 days after the close of each quarter of each fiscal year of Customer, financial statements similar to those described in the immediately preceding clause, prepared by Customer and certified by the chief financial officer of Customer; (iii) promptly upon the request of Lender, such tax returns or financial statements regarding any guarantor of the Obligations or any Subsidiary of Customer as Lender may reasonably request from time to time; (iv) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time, and; (v) promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Customer;

          (m) Customer shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Equipment and the books, accounts, records, ledgers and assets of every kind and description of Customer with respect thereto at all reasonable times; provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its Obligations hereunder;

          (n) Subject to Section 2, Customer may not sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment without Lender's prior written consent, which consent shall not be unreasonably withheld;

          (o) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment other than in connection with the execution and delivery of this Agreement;

          (p) Borrower is the sole beneficial interest holder of all of the Trusts and Debtor, as Trustee, is the sole Trustee of all of the Trusts. If notwithstanding the intention of the parties, Borrower is ever construed to have an ownership interest in any Equipment or Lease, then Borrower hereby transfers all such ownership interest to Debtor, as Trustee of the applicable Trust effective as of the date hereof;

          (q) Customer has all permits, licenses and other authorizations which are required with respect to its business under Environmental Laws (as defined below) and is in compliance with all terms and conditions of such permits, licenses and other authorizations, including all limitations, restrictions, standards, prohibitions, requirements, obligations, schedules and timetables. The Customer is not presently in violation of any Environmental Laws. "Environmental Laws" shall mean any Federal, state or local law relating to releases or threatened releases of Hazardous Substances; the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or otherwise relating to pollution of the environment or the protection of human health. "Hazardous Substances" shall mean substances or materials which contain substances defined in or regulated as toxic or hazardous materials, chemicals, substances, waste or pollutants under any present or future Federal statutes and their state counterparts, as well as any implementing regulations as amended from time to time and as interpreted by administering agencies.

          6. WARRANTIES AND REPRESENTATIONS REGARDING THE LEASES AND EQUIPMENT. Debtor and Borrower jointly and severally warrant and represent with respect to each Lease and the Equipment thereunder as follows:

          (a) Debtor is the owner of the Lease free of any liens (other than the lien of Lender), claims, encumbrances, defenses, offsets and counterclaims, real or claimed, except the right of Lessee to quiet enjoyment thereunder in accordance with the terms of the Lease.

          (b) Debtor is the owner of Equipment free and clear of all rights, title, security interests, encumbrances or liens of any other party, will defend the Equipment against all claims and demands of all persons at any time claiming any interest therein and shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;

          (c) The Lease Documents delivered to Lender contain or describe the entire agreement relating to the lease of the Equipment to Lessee (including any agreement regarding the purchase of the Equipment) and no representations, warranties or inducements not contained in the Lease Documents have been made or given to Lessee or other third parties.

          (d) The Lease and any guaranty have been duly authorized, executed and delivered by the respective parties, are in full force and effect and constitute the legal, valid and binding obligations of all parties thereto enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency and similar laws applicable to creditors generally and subject to principles of equity.

          (e) All of the originals of the Lease have been delivered to Lender and there are no other executed counterparts thereof except for the Lessee's copy, which is clearly marked as a copy.

          (f) The Equipment was delivered to the Lessee and has been fully and unconditionally accepted by the Lessee as evidenced by Lessee's execution of an acceptance certificate or similar document.

          (g) The Lessee has no right to prepay, cancel or terminate the Lease except as expressly provided in the Lease Documents delivered to Lender.

          (h) To the best of Debtor's knowledge, Debtor has complied with, and the Lease is enforceable with regard to, all applicable Federal, State and Municipal laws, rules or regulations having the force of law regarding leases.

          (i) The Equipment constitutes personal property and will not be affixed to the realty and no fixture filing is required to protect Secured Party's rights to the Equipment except for any filing which has been assigned to Secured Party.

          (j) Exhibit A hereto correctly sets forth for each item of Equipment the applicable Lease and Lessee (and sublessee if any), the current location and the applicable Trust to which such Equipment is subject.

          (k) Exhibit C hereto corrects sets forth for each Trust the applicable Leases, the original Lessee and the current Lessee.

          (l) Exhibit D accurately sets forth the remaining rentals due under each Lease commencing April 1, 1999.

          7. RISK OF LOSS AND DAMAGE; INSURANCE. Customer assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item of Equipment, Customer shall immediately pay to Lender an amount equal to the proportional outstanding principal balance of and accrued and unpaid interest on the Note with respect to such Equipment, less the net amount of the recovery, if any, received by Lender from insurance on the Equipment. For so long as any Obligations shall remain outstanding, Customer shall maintain or cause the Lessees to procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lender may approve, at the Lessee's expense; provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of (i) the proportional outstanding principal balance owing under the Note with respect to such Equipment; or (ii) its full replacement value. Customer shall require Lessee to cause Lender to be included as an additional insured on each such Comprehensive General Liability Insurance policy. On each such All Risk Physical Damage Insurance policy Lender shall be named as loss payee. Customer agrees to waive Customer's rights and its insurance carrier's rights of subrogation against Lender for any and all loss or damage. In addition to the foregoing minimum insurance coverage, Customer shall procure and maintain such other insurance coverage as Lender may require. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lender with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Agreement, and thereafter, 30 days prior to the expiration of each insurance policy required hereunder, Customer shall furnish Lender with a certificate of insurance from each Lessee or other evidence satisfactory to Lender that the insurance coverages required under such policy are and will continue in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Customer in the event such insurance coverage should not comply with the requirements hereof.

          8. EVENTS OF DEFAULT. An "Event of Default" under this Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Borrower shall fail to make any payment due under any Note or as required under this Agreement within 10 days of its due date; or (b) Customer shall fail to obtain or maintain any of the insurance required under this Agreement; or (c) except as provided in
Section 2, Customer shall remove, sell, transfer, encumber, or part with possession of any Equipment; (d) Customer shall fail to perform or observe any other covenant, condition or agreement under this Agreement, and such failure shall continue for 20 days after notice thereof to Customer; or (e) Customer or any of its Affiliates shall default in the payment or performance of any Obligation owing to Lender, and such default shall continue for 20 days after notice thereof to Customer; or (f) any representation or warranty made by Customer herein or in any certificate, agreement, statement or document heretofore or hereafter furnished Lender, including without limitation any financial information disclosed to Lender, shall prove to be false or incorrect in any material respect; or (g) death or judicial declaration of incompetence of Customer, if an individual; or (h) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Customer or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Customer or any of its properties or businesses, or if Customer suffers the entry of an order for relief under Title 11 of the United States Code; or (i) the making by Customer of a general assignment or deed of trust for the benefit of creditors; or (j) Customer shall default in any payment or other material obligation to any other lender and such lender has accelerated the debt in accordance with its terms; or (k) Customer shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence; or (l) if Customer is a privately held corporation, more than 50% of Customer's voting capital stock, or effective control of Customer's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date this Agreement is executed; or (m) if Customer is a publicly held corporation, there shall be a change in the ownership of Customer's stock such that Customer is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (n) Lender shall determine that there has been a material adverse change in the financial condition or business operations of Customer since the date of the execution of this Agreement, or that Customer's ability to perform its obligations is materially impaired; or (o) if Customer leases the premises where any Equipment is located, a breach by Customer of any such lease and the commencement of an action by the landlord to evict Customer or to repossess the premises; or (p) any event or condition set forth in subsections (e) through (o) of this Section 8 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations; or (q) any event or condition set forth in subsections (e) through (o) shall occur with respect to any Affiliate of Customer. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default.

          9. RIGHTS AND REMEDIES; ACCELERATION. (a) Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender) and Lender may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the
Collateral:  (i) by written notice to Borrower, subject to Lender's option under
Section 9(c), declare immediately due and payable and recover from Borrower, as liquidated damages for loss of Lender's bargain and not as a penalty, an amount equal to the aggregate of all unpaid periodic installment payments and other sums due under the Note and this Agreement to the date of default plus the late charges and interest set forth in Section 2 hereof, if any, plus an amount equal to the outstanding principal balance of and accrued and unpaid interest on the Note, (ii) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (iii) terminate all rights of Customer to service the Leases, enforce the Leases directly and retain all proceeds of the Lockbox; (iv) apply any Security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lender, or (v) exercise any other right or remedy which may be available to Lender under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including Attorneys' Fees and Expenses. Any notice required to be given by Lender of a sale or other disposition or other intended action which is made in accordance with the terms of this Agreement at least seven (7) days prior to such proposed action, shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lender at law or in equity.

               (b) The exercise or pursuit by Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lender of any or all such other remedies, and all remedies hereunder shall survive termination of this Agreement. A termination shall occur only upon written notice by Lender and only with respect to such Equipment as Lender shall specify in such notice. Termination under this Section 9 shall not affect Customer's duty to perform Customer's Obligations under this Agreement in full. Customer agrees to reimburse Lender on demand for any and all costs and expenses incurred by Lender in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, Attorneys' Fees and Expenses, the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment and the costs of enforcing the Leases.

               (c) Borrower acknowledges that Lender has entered into this Agreement and agreed to make the Loan with the expectation that the Loan will be repaid in significant part from the proceeds of the sale of Equipment and in reliance upon Borrower's expertise in remarketing the Equipment. Accordingly, if an Event of Default occurs and is not cured within thirty (30) days after notice by Lender to Borrower, and as a result Lender is required to repossess and remarket any Equipment, then as liquidated damages, Lender may at its option in lieu of recovering the damages under Section 9(a)(i), retain all proceeds of sale of all Equipment then remaining as security under this Agreement at the
          ---
time of the Default, regardless of whether the amount recovered is in excess of the outstanding principal balance plus accrued interest and late charges, as sole damages for the default.

          10. INDEMNITY. (a) Customer agrees to indemnify, reimburse and hold Lender and its successors, Affiliates, assigns, officers, directors, employees, agents and servants (hereinafter in this Section 10 referred to individually as "Indemnitee", and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements, including Attorneys' Fees and Expenses of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Equipment (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim, or any claim based on patent, trademark or copyright infringement or any obligation or liability to the manufacturer or supplier of the Equipment; provided, however, that no Indemnitee shall be indemnified pursuant to this Section 10 for losses, damages or liabilities to the extent caused solely by the gross negligence or willful misconduct of such Indemnitee. Customer agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Customer shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify
Customer  of  any  such  assertion  of  which  such  Indemnitee  has  knowledge.

               (b) Without limiting the application of Section 10(a) hereof, Customer agrees to pay, or reimburse Lender for any and all reasonable fees, costs and expenses (including Attorneys' Fees and Expenses) of whatever kind or nature incurred in connection with the creation, preservation or protection of Lender's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

               (c) Customer shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnitees from and against any and all Losses imposed upon or incurred by or asserted against any Indemnitees, and arising out of or in any way relating to any one or more of the following, unless caused solely by the gross negligence or willful misconduct of any Indemnitee: (i) any presence of any Hazardous Substances in, on, above or under Customer's leased or owned real property (the "Property"); (ii) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; or (iii) any past or present violation of any Environmental Laws. The term "Release" of any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. The term "Losses" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, costs of remediating a Hazardous Substance (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) or punitive damages, of whatever kind or nature (including, but not limited to Attorneys' Fees and Expenses).

               (d)  Without limiting the application of Section 10(a) or (b), or
(c) hereof, Customer agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including Attorneys'
Fees and Expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation or omission of a material fact by Customer in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

               (e) If and to the extent that the obligations of Customer under this Section 10 are unenforceable for any reason, Customer hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          11. MONTHLY REPORTS; MAINTENANCE; INSPECTION. (a) During the term of this Agreement, Customer shall supply to Lender a monthly report in the form of Exhibit E attached hereto (or as modified as required by Lender) stating as of the end of such month for each item of Equipment the current location, the Lease status (remaining months or term of renewal), whether any damage has occurred to such item and such other information as Lender shall reasonably require. Such monthly reports shall be delivered within fifteen (15) days after the end of the month.

     (b) During the term of this Agreement, Customer shall require all Lessees, unless Lender shall otherwise consent in writing to : (i) furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (ii) permit any person designated by Lender to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its obligations hereunder; and (iii) not permit any Lessee to make additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Debtor warrants that such Non-Severable Improvement shall immediately become subject to Lender's security interest upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of this Agreement.

          12. FURTHER ASSURANCES. Customer shall promptly execute and deliver to Lender such further documents and take such further action as Lender may require in order to more effectively carry out the intent and purpose of this Agreement. Customer shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports and information as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities or to comply with the provisions of the law of any jurisdiction in which Customer may then be conducting business or in which any of the Equipment may be located. Customer shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary to acknowledge and confirm, for the benefit of Lender or any assignee or transferee of any of Lender's rights, title and interests hereunder in accordance with Section 13 hereof (an "Assignee"), all of the terms and conditions of all or any part of this Agreement and Lender's or Assignee's rights with respect thereto, and Customer's compliance with all of the terms and provisions thereof.

          13. ASSIGNMENT. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lender and Customer, provided, however, Debtor may not assign any of its rights, transfer any interest in the Equipment and Customer may not delegate any of its obligations under this Agreement without the prior written consent of Lender in its sole discretion. Lender may, from time to time, absolutely or as security, without notice to Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of this Agreement, the Obligations and/or the Collateral therefor, subject to the rights of Customer under this Agreement for the use and possession of the Equipment. In such event, each and every immediate and successive Assignee shall have the right to enforce this Agreement with respect to those Obligations and/or Collateral transferred to the Assignee, by legal action or otherwise, for its own benefit as fully as if such Assignee were herein by name specifically given such rights. Customer agrees that the rights of any such Assignee hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Assignee shall have all of Lender's rights hereunder but none of Lender's obligations.

          14. GOVERNING LAW; MEDIATION OF THIS AGREEMENT. THIS AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT. Any action by Customer against Lender for any cause of action under this Agreement shall be brought within two years after any such cause of action first arises. If requested by Lender, Customer agrees that prior to the commencement of any litigation regarding the terms and conditions of this Agreement, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

          15. NOTICES. Any demand or notice required or permitted to be given hereunder shall be deemed effective (a) when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Customer at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof or (b) when transmitted to Lender or Customer by facsimile at the respective numbers provided for such purpose; provided, that such facsimile notice is promptly followed by notice given in accordance with the immediately preceding subsection
(a).

          16. SECURITY DEPOSIT. Lender may, at its option, apply the Security Deposit, if any is indicated in an Equipment Schedule, to cure any default of Customer, whereupon Borrower shall promptly restore such Security
Deposit to its original amount. Lender shall return to Borrower any unapplied Security Deposit, without interest, upon full payment and performance of Customer's Obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, after Borrower has paid at least 13 monthly installments hereunder, if the then principal balance of the Loan plus accrued interest is less than $300,000.00, Borrower may apply the Security Deposit to the subsequent monthly installments hereunder until the Loan is paid in full and, provided no other Obligations remain outstanding, Lender shall return any unapplied Security Deposit to Borrower.

          17. TITLE TO EQUIPMENT. Debtor shall retain title to the Equipment and is not transferring title to Lender for any purpose. Debtor shall bear all responsibilities and liabilities of ownership and shall perform all obligations of lessor under the Leases, if any. Upon receipt of all sums owing hereunder, provided no Event of Default exists hereunder, Lender shall release its security interest in the Collateral.

          18. LIMITED GUARANTY. If and to the extent a guaranty of Debtor is required in connection with its grant of a security interest and the other provisions applicable hereto to Debtor, Debtor hereby guarantees to Lender all obligations of Borrower set forth herein.

     19. MISCELLANEOUS; GENERAL PROVISIONS. This Agreement will not be binding on Lender until accepted and executed by Lender at its executive office in South Norwalk, Connecticut. All options, powers and rights granted to Lender hereunder or under any promissory note, guaranty, letter of credit agreement, depository agreement, instrument, document or other writing delivered to Lender shall be cumulative and shall be in addition to any other options, powers or rights which Lender may now or hereafter have under any applicable law or otherwise. Time is of the essence in the payment and performance of all of Customer's obligations under this Agreement. The captions in this Agreement are for convenience only and shall not define or limit any of the terms thereof. Any provisions of this Agreement which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Customer hereby waives any provisions of law which render any provision of this Agreement unenforceable in any respect.

          CUSTOMER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT CUSTOMER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH LENDER'S TAKING POSSESSION OR LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH CUSTOMER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, INCLUDING, WITHOUT LIMITATION, ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES.

          THIS AGREEMENT AND ANY OTHER WRITTEN AGREEMENT(S) BETWEEN THE PARTIES EXECUTED SIMULTANEOUSLY HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND SUPERSEDE AND MAY NOT BE CONTRADICTED BY ANY PRIOR WRITTEN AGREEMENTS BETWEEN THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROPOSALS, LETTERS, COMMITMENT LETTERS OR BY ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THIS AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THIS AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AGREEMENT OR WAIVER IS ASSERTED. The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in this Agreement or in any other agreement, guaranty, note, depository agreement, letter of credit, instrument or document now or at any time or times hereafter executed by Customer or an Affiliate of Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Each reference herein to "Lender" shall be deemed to include its successors and assigns, and each reference to "Customer" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Customer, all of whom shall be bound by the provisions hereof. EACH REFERENCE HEREIN TO "CUSTOMER" SHALL MEAN AND INCLUDE BORROWER AND DEBTOR JOINTLY AND SEVERALLY.

          This Agreement and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by Lender from the Customer, and (c) financial statements, certificates and other information previously or subsequently furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lender may destroy any original document so reproduced. Customer agrees, herein waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding
(whether or not the original itself is in existence and whether or not the reproduction was made by Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

          18.     SURVIVAL.  Sections  6,  7, 9, 10, 11, 13, 15, 16 and 17 shall survive and continue in full force and effect without regard to the payment in full of all Obligations under this Agreement.

          Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth above.

     DEBTOR
LENDER:                    BORROWER  :                       CHANCELLOR  FLEET
CORPORATION
PHOENIXCOR,  INC.          CHANCELLOR  CORPORATION       INDIVIDUALLY  AND  AS
TRUSTEE  OF  EACH  OF
                         THE  TRUSTS  DEFINED  IN  THE  AGREEMENT

By:  ____________________     By:  ____________________              By:
____________________

Name:  _________________     Name:  _________________               Name:
_________________

Title:  __________________     Title:  __________________               Title:
___________________




REF.g/ajk/docs/Chancellor/loan.agr-4-marked

                                   SCHEDULE 1

                                   TRADE NAMES


     NONE

                                   SCHEDULE 2

                {NAME CHANGES; CHANGES IN CHIEF EXECUTIVE OFFICE}

     NONE

                       EXHIBIT ADESCRIPTION OF EQUIPMENT

                         EXHIBIT BDESCRIPTION OF LEASES
1. Schedule I to Master Lease Agreement Control No. 746F dated September 25, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Florida, Inc. as Lessee, and all subsequent extensions and amendments.

2. Schedule L to Master Lease Agreement Control No. 746F dated September 25, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Florida, Inc. as Lessee, and all subsequent extensions and amendments.

3. Schedule O to Master Lease Agreement Control No. 770F dated December 20, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Virginia, Inc. as Lessee, and all subsequent extensions and amendments.

4. Schedule D to Master Lease Agreement Control No. 771F dated August 9, 1990, between Chancellor Fleet Corporation as Lessor and Tarmac Carolina, Inc. as Lessee, and all subsequent extensions and amendments.

5. Schedule F to Master Lease Agreement Control No. 756F dated October 23, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Texas, Inc. as Lessee, and all subsequent extensions and amendments.

6. Schedule K to Master Lease Agreement Control No. 746F dated September 25, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Florida, Inc. as Lessee, and all extensions and amendments.

7. Schedule N to Master Lease Agreement Control No. 746F dated September 25, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Florida, Inc. as Lessee, and all subsequent extensions and amendments.

8. Schedule D to Master Lease Agreement Control No. 746F dated September 25, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Florida, Inc. as Lessee, and all subsequent extensions and amendments.

9. Schedule A to Master Lease Agreement Control No. 770F dated December 20, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Virginia, Inc. as Lessee, and all subsequent extensions and amendments.

10. Schedule K to Master Lease Agreement Control No. 770F dated December 20, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Virginia, Inc. as Lessee, and all subsequent extensions and amendments.

11. Schedule N to Master Lease Agreement Control No. 770F dated December 20, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Virginia, Inc. as Lessee, and all subsequent extensions and amendments.

12. Schedule G to Master Lease Agreement Control No. 756F dated October 23, 1989, between Chancellor Fleet Corporation as Lessor and Tarmac Texas, Inc. as Lessee, and all subsequent extensions and amendments.

13. Schedule G to Master Lease Agreement Control No. 599F dated August 3, 1988, between Chancellor Fleet Corporation as Lessor and Central Soya Company as Lessee, and all extensions and amendments.

14. Schedule D-3 to Master Lease Agreement Control No. 599F, dated August 3, 1988, between Chancellor Fleet Corporation as Lessor and Central Soya Company, Inc. (assigned to Consolidated Nutrition, L.C.) as Lessee, and all extensions and amendments.

15. Schedules F-1, F-2 and F-3 to Master Lease Agreement Control No. 599F, dated August 3, 1988, between Chancellor Fleet Corporation as Lessor and Central Soya Company (assigned to Consolidated Nutrition, L.C.) as Lessee, and all extensions and amendments.

16. Schedule C to Master Lease Agreement Control No. 604F, dated August 25, 1988, between Chancellor Fleet Corporation as Lessor and Equilon Enterprises, LLC (formerly Texaco Trading and Transportation, Inc.) as Lessee, and all extensions and amendments.

17. Schedule K to Master Lease Agreement Control No. 494F, dated November 26, 1986, between Chancellor Fleet Corporation as Lessor and Whirlpool Corporation as Lessee, and all extensions and amendments.

Schedule J-2 to Master Lease Agreement Control No. 494F, dated November 26, 1986, between Chancellor Fleet Corporation as Lessor and Whirlpool Corporation as Lessee, and all extensions and amendments.

                                    EXHIBIT C

                              Original               Current
Master        Schedule
Name                    Date          Lessee               Lessee
----                    ----          ------               ------
Lease  No.     No._____
----------     --------

1.  Chancellor/First  Union               Texaco  Trading  &     Equilon
     IV  Trust               12/30/88     Transportation,  Inc.     Enterprises
604F       C

2.  Chancellor/First  Union               Central  Soya          Consolidated
     Trust  IX               9/25/89          Company,  Inc.          Nutrition,
LLC               599F        D-3

3.  Chancellor/First  Union               Central  Soya          Consolidated
     Trust  XV               12/25/89     Company,  Inc.          Nutrition, LLC
599F        F1

                                                            599F        F2

                                                                 599F        F3
4.  Chancellor/First  Union               Central  Soya          Central  Soya
      Trust XVII               12/25/89     Company, Inc.          Company, Inc.
599F         G

5.  Chancellor/First  Union               Tarmac               Tarmac
     Trust  XVIII               12/31/89     Virginia,  Inc.          Virginia,
Inc.               770F          A

6.  Chancellor/First Union               Tarmac               RMC Industries and
     Trust  XX               9/25/89          Florida,  Inc.          Tarmac
Florida          746F          D

7.  Chancellor/First  Union               Tarmac               Tarmac
     Trust  XXVII               9/25/90          Virginia,  Inc.
Virginia,  Inc.               770F         K

                              Tarmac               Tarmac
          Florida,  Inc.          Florida,  Inc.               746F         K

                              Tarmac               Pioneer  Concrete
     Texas,  Inc.          of  Texas,  Inc.               756F         G

                              Tarmac               Tarmac
                              Virginia,  Inc.          Virginia,  Inc.
770F        N

                              Tarmac          Tarmac
                              Florida,  Inc.          Florida,  Inc.
746F        N

8.  Chancellor/First  Union               Tarmac               Tarmac
     Trust XXVIII               10/25/90     Carolinas, Inc.          Carolinas,
Inc.               771F        E

                              Tarmac               Tarmac
                              Carolinas,  Inc.          Carolinas,  Inc.
771F        D

                              Tarmac               RMC  Industries  and
                              Florida,  Inc.          Tarmac  Florida
746F         I

                              Tarmac               Pioneer  Concrete
                              Texas,  Inc.          of  Texas,  Inc.
756F         F

                              Tarmac          Tarmac
                              Florida,  Inc.          Florida,  Inc.
746F         L

                              Tarmac               Tarmac
                              Virginia,  Inc.          Virginia,  Inc.
770F         O

9.  Chancellor/Whirlpool                    Whirlpool          Whirlpool
     494J  Trust               3/29/91          Corporation          Corporation
494F         J

10.  Chancellor/Whirlpool               Whirlpool          Whirlpool
     494K  Trust               3/29/91          Corporation          Corporation
494F         K

                                    EXHIBIT D

                                    EXHIBIT E

                            MONTHLY EQUIPMENT REPORTS